ESSA Bancorp, Inc. 2018 Annual Meeting March 1, 2018 Exhibit 99.1

Forward Looking Statements

Key Data at a Glance (FY2017)

Solidly Positioned In Three Regions

New Offices Support Productivity, Business Banking Focus Philadelphia Regional Office opened 1stQ17 New Proposed Allentown Office Visible, accessible location Vibrant redevelopment area with businesses, 5,000 area jobs, and 900+ residences nearby Subject to regulatory approval Lehigh Valley Regional Office opened 2ndQ17

2017: Implementing The Strategic Plan

2017: Implementing The Strategic Plan (Cont’d)

2017: Demonstrating Results

2017: Demonstrating Results (Cont’d)

2017: Balance Sheet Growth / Shareholder Value

2017: Balance Sheet Growth / Shareholder Value (Cont’d)

Focus: Long Term Growth, Productivity

Net Income ($000) Reflects Investments, Continued Margin Pressure

Total Deposits ($000) Reflect Core Deposit Growth

Focus on Growing Core Deposits

Total Assets Reflect Loan Growth ($000)

Commercial Lending Drives Net Loans ($000)

Commercial & Municipal Loans ($000)

Commercial Lending Leads Portfolio Diversification, Balance

Quality, Strength, Shareholder Value

NPAs / Total Assets Trend Positively Following Acquisitions, Loan Growth

Maintaining Capital Strength

Growing Total Shareholders’ Equity ($000)

Tangible Book / FY2017 Stock Price

Total Return Versus Key Indexes

Market Capitalization Progression ($000)

Stable Price in 2017, Market Optimism for Bank Prospects Accelerates Price in 2017

Outlook, Key Initiatives In FY2018

Outlook, Key Initiatives In FY2018

CRA Initiatives

Learn My Story

ESSA Bancorp, Inc. 2018 Annual Meeting March 1, 2018

Exhibit 99.1

ESSA Bancorp

A unified vision.
A confident outlook.

ESSA Bancorp, Inc.

2018 Annual Meeting
March 1, 2018



Forward Looking Statements

Certain statements contained herein are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as "may", "will", "believe", "expect", "estimate", "anticipate", "continue", or similar terms or variations on those terms, or the negative of those terms. Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those related to the economic environment, particularly in the market areas in which ESSA Bancorp, Inc. (the "Company") operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake and specifically declines any obligation to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated event.

ESSA Bancorp

Key Data at a Glance (FY2017)

Net Income	$7.3 million
EPS (diluted)	$0.69
ROAA	0.42%
ROAE	4.11%
Price (Low/High)	$13.35/$16.72
Tangible Book Value (9.30.17)	$14.41
Price/Tangible Book (9.30.17)	109%
Market Capitalization (9.30.17)	$182.1 million
Shares Outstanding	11.6 million

ESSA Bancorp

Solidly Positioned In Three Regions

Northern


Wilkes-Barre

Lehigh Valley


Allentown
Bethlehem
Easton

Philadelphia


Philadelphia

- Formalized regional operating structure
- Each region is led by a Market President
- Closed remaining supermarket locations in Northern Region
- New offices facilitate commercial banking activity

ESSA Bancorp

New Offices Support Productivity, Business Banking Focus



Philadelphia Regional Office opened 1stQ17



Lehigh Valley Regional Office opened 2ndQ17


ESSA
Bank & Trust

New Proposed Allentown Office
- Visible, accessible location
- Vibrant redevelopment area with businesses, 5,000 area jobs, and 900+ residences nearby
- Subject to regulatory approval

ESSA Bancorp

2017: Implementing The Strategic Plan

- Regional structure, expanded banking team
  - New offices, branch rationalization for productivity and efficiency
  - Expanded team of proven producers

- New executive management structure
  - Clearly defined lines of reporting
  - C-level structure strengthens organization

- Commercial banking clearly positioned as growth driver
  - Building full-service relationships that include deposits & treasury services

ESSA Bancorp

2017: Implementing The Strategic Plan (Cont'd)

- Strategic initiatives implemented to support growth and service
  - Marketing Customer Information File (MCIF) System
  - Enhanced personnel/performance analysis
  - Cost Accounting System
  - Expanded financial modeling and strategic financial projections

- Improving technology to drive efficiency
  - Credit Quest commercial lending system
    - Underwriting/Approval/Loan Tracking
    - Improves back-office efficiency

ESSA Bancorp

2017: Demonstrating Results

- Net income of $7.3 million, EPS of $0.69 per share
- Non-interest expenses decrease by $1.4 million (3.3%) on implementation of cost efficiencies
- Core deposits increase by $61.8 million to 60% of deposits

ESSA Bancorp

2017: Demonstrating Results (Cont'd)

- Record closed loans of $335 million, highest in company history
- Record commercial loan closings
  - Commercial loan closings reach new high of $160 million
  - Commercial & Municipal loan closings grew 56% year-over-year

ESSA Bancorp

2017: Balance Sheet Growth / Shareholder Value

- Record deposits of $1.27 billion
- Strong core deposit (non-interest, interest-bearing DDAs, savings, money market) growth reflects expanding commercial relationships, and now represent 60% of total deposits
- Trust assets under management nearly double (up 70.6%)

ESSA Bancorp

2017: Balance Sheet Growth / Shareholder Value (Cont'd)

- Record total assets of $1.79 billion, fueled by organic loan growth
- Continuing strong asset quality ratios
- Shareholder value increases
  - Total stockholders' equity grew to a record $182.7 million
  - Consistent quarterly dividends enhance total value
  - Dividend paid to shareholders for 39 consecutive quarters

Focus: Long Term Growth, Productivity

ESSA Bancorp

Net Income ($000) Reflects Investments, Continued Margin Pressure



$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$8,823
$8,504
$9,791
$7,727
$7,339
2013
2014
2015
2016
2017

ESSA Bancorp

Total Deposits ($000) Reflect Core Deposit Growth


$1,400,000
$1,300,000
$1,200,000
$1,100,000
$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$1,041,059
$1,133,889
$1,096,754
$1,214,820
$1,274,861
2013
2014
2015
2016
2017

ESSA Bancorp

Focus on Growing Core Deposits

Deposit Mix 2016


11.8%
13.8%
20.6%
11.7%
42.1%
Non-Int. DDA
Int.-Bearing DDA
Money Mkt.
Savings
CDs

Deposit Mix 2017


12.6%
16.3%
19.9%
11.1%
40.1%
Non-Int.DDA
Int.-Bearing DDA
Money Mkt.
Savings
CDs

ESSA Bancorp

Total Assets Reflect Loan Growth ($000)


$1,800,000
$1,700,000
$1,600,000
$1,500,000
$1,400,000
$1,300,000
$1,200,000
$1,100,000
$1,000,000
$900,000
$1,372,315
$1,574,815
$1,606,544
$1,772,479
$1,785,218
2013
2014
2015
2016
2017

ESSA Bancorp

Commercial Lending Drives Net Loans ($000)



$1,300,000
$1,200,000
$1,100,000
$1,000,000
$900,000
$800,000
$700,000
$600,000
$928,230
$1,058,267
$1,102,118
$1,219,213
$1,236,681
2013
2014
2015
2016
2017

ESSA Bancorp

Commercial & Municipal Loans ($000)



$420,000
$390,000
$360,000
$330,000
$300,000
$270,000
$240,000
$210,000
$180,000
$150,000
$120,000
$90,000
$203,039
$265,520
$294,138
$385,348
$420,531
2013
2014
2015
2016
2017

Commercial Lending Leads Portfolio Diversification, Balance



Loan Mix 2016
4.2%
15.7%
7.9%
48.7%
23.5%
Res. RE
CRE
Commercial
Auto
Consumer & Other
Loan Mix 2017
3.9%
15.0%
8.2%
47.3%
25.6%
Res. RE
CRE
Commercial
Auto
Consumer & Other

Commercial Lending comprises consistently larger portion of portfolio

ESSA Bancorp

Quality, Strength, Shareholder Value

NPAs / Total Assets Trend Positively Following Acquisitions, Loan Growth



2%
1%
0%
1.89%
1.58%
1.41%
1.24%
0.88%
2013
2014
2015
2016
2017

ESSA Bancorp

Maintaining Capital Strength



Tier 1
Risk-based Capital
Leverage
Utilizing capital for acquisitive growth, share repurchases
Maintaining sound capital position, selective investment in organic growth
23%
21%
19%
17%
15%
13%
11%
9%
7%
20.4%
19.4%
17.0%
16.1%
16.4%
15.5%
13.7%
12.9%
14.0%
13.2%
11.0%
10.0%
10.3%
8.8%
9.2%
2013
2014
2015
2016
2017

ESSA Bancorp

Growing Total Shareholders' Equity ($000)



$185,000
$180,000
$175,000
$170,000
$165,000
$160,000
$155,000
$166,446
$167,309
$171,280
$176,344
$182,727
2013
2014
2015
2016
2017

ESSA Bancorp

Tangible Book / FY2017 Stock Price



Stock Price
Tangible Book Value
$17
$16
$15
$14
$13
$12
$11
$10
$9
$15.70
$14.41
$14.05
$14.03
$13.34
ENB Acquisition
$13.83
$12.99
$12.87
Franklin Security Acquisition
$11.30
$10.42
2013
2014
2015
2016
2017

ESSA Bancorp

Total Return Versus Key Indexes



ESSA
SNL Thrift Index
Russell 2000
$225
$200
$175
$150
$125
$100
$75
9/30/2012
9/30/2013
9/30/2014
9/30/2015
9/30/2016
9/30/2017

Market Capitalization Progression ($000)



$182,061
$180,000
$160,000
$157,572
$149,168
$140,000
$130,972
$124,472
$120,000
$100,000
2013
2014
2015
2016
2017

Stable Price in 2017, Market Optimism for Bank Prospects Accelerates Price in 2017



Stock Price
$17.00
$16.00
$15.00
$14.00
$13.00
10/1/2016
12/1/2016
2/1/2017
4/1/2017
6/1/2017
8/1/2017
10/1/2017
12/1/2017
2/1/2018

ESSA Bancorp

Outlook, Key Initiatives In FY2018

- Accelerating organic loan growth. Net total loans increased by $40.0 million in 1stQ18, compared to $17.5 million net growth for entire Fiscal 2017.

- Develop into a high-performing financial institution
  - Focus on generating lower-cost deposits
  - Drive to improve efficiency ratio

- Leverage and expand existing commercial banking relationships

Outlook, Key Initiatives In FY2018

- Maintain strong risk management profile and loan quality
- Utilize analytical, operational, and modeling capabilities to enhance performance throughout the organization

CRA Initiatives

- Slate Belt Rising
  - Neighborhood partnership program
  - $75K investment over 3 years
- Community Action Committee of the Lehigh Valley (CACLV)
  - Rising Tide program: helps entrepreneurs with loans and education
- Revitalizing Allentown
  - "Jordan Heights" neighborhood
  - Housing Authority Development Corporation (HADC)
- Community Development Corporation (CDC) Loans
  - Meals on Wheels
  - Multifamily housing

CRA Initiatives (Cont'd)

- Habitat for Humanity of Monroe County
  - Loan servicing, payments, taxes, etc.
- Court-Assisted Re-Entry (CARE) Program
- Supervision to Aid Re-Entry (STAR) Program
- Small Business Financing (Loans < $1 million)
  - 108 small business loans
- ESSA employees have volunteered 7,700 hours towards community service

Learn My Story

ESSA Bancorp


We're Ready to
Learn Your Story.
Call us at (800) 439-0715, and tell us your story.
We'll help you handle the rest.
GET STARTED

Confident.
Business.
Banking.

ESSA is ready to learn the story of your business—and deliver the solutions you need to stay confident. Visit LearnMyStory.com today.

ESSA Bank & Trust

Member FDIC

Bank Confidently



Every business has a unique story to tell.

We're ready to learn yours.

learnmystory.com

ESSA Bank & Trust

ESSA Bancorp, Inc.

2018 Annual Meeting

March 1, 2018